SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2002

                             TRENDWEST RESORTS, INC.
             (Exact name of registrant as specified in its charter)

         Oregon                     000-22979                  93-1004403
(State or other jurisdiction   (Commission File No.)         (IRS Employer
   of incorporation)                                       Identification No.)

                               98052 Willows Road
                            Redmond, Washington 98052
                     (Address of principal executive office)

                                 (425) 498-2500
               (Registrant's telephone number including area code)

Item 5.  Other Events.

     Cendant Corporation and Trendwest Resorts, Inc. issued a press release on May 24, 2002 announcing that the merger exchange ratio for the acquisition of the remaining outstanding shares of Trendwest common stock has been set at
1.3074 shares of Cendant common stock for each share of Trendwest common stock. The closing of the merger is expected to occur on or about June 3, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRENDWEST RESORTS, INC.


                                      By:      /s/ Timothy P. O'Neil
                                               -------------------------------
                                               Timothy O'Neil
Date: May 24, 2002                             Chief Financial Officer